Principal Funds, Inc.

Supplement dated March 23, 2015
to the Statutory Prospectus dated March 1, 2015
(as supplemented on March 13, 2015)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

Fund Summary for Principal LifeTime 2060 Fund
In the Annual Fund Operating Expenses Table, add a new footnote (1) to the line for Distribution and/or Service (12b-1) Fees that states as follows:

(1) Expense information in the table has been restated to reflect current fees. Effective December 30, 2013, the Distribution and/or Service (12b-1) Fees for Class J shares were reduced.

Renumber the succeeding footnotes accordingly.

Add the following title to the table providing information "For the periods ended December 31, 2014" that appears after the bar chart: Average Annual Total Returns.